Stock-Based Compensation	9 Months Ended
Sep. 30, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation
Stock-based compensation expense totaled $2 million and $1 million for the quarters ended September 30, 2013 and 2012, respectively, and $7 million and $6 million for the nine months ended September 30, 2013 and 2012, respectively. Stock-based compensation expense relates primarily to the company's performance-based long-term incentive program ("LTIP"), stock options and restricted stock unit ("RSU") awards. LTIP awards cover three-year performance cycles and are measured partly on performance criteria (cumulative earnings per share and/or cumulative free cash flow generation) and partly on market criteria (total shareholder return relative to a peer group of companies). The fair value of LTIP awards containing performance criteria are based on the company's expectations of performance achievement and the closing stock price on the measurement date. The fair value of LTIP awards based on market criteria are measured using a Monte-Carlo simulation using publicly available data.
The company's LTIP awards are liability-classified awards. All other stock-based compensation is equity-classified, and therefore affects "Capital surplus." Changes in "Capital surplus" are primarily a result of stock compensation:

	Quarter Ended September 30,		Nine Months Ended September 30,
(In thousands)	2013	2012	2013	2012
Stock-based compensation	$1,713	$1,302	$5,541	$6,700
Shares withheld for taxes	(1,508)	(950)	(1,840)	(1,170)
Capital surplus increase	$205	$352	$3,701	$5,530